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                                 UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported) April 15, 1996
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                      BANKERS TRUST NEW YORK CORPORATION
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            (Exact name of registrant as specified in its charter)

                                   NEW YORK
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                (State or other jurisdiction of incorporation)


         1-5920                                       13-6180473
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   (Commission file number)                   IRS employer identification no.)

         280 PARK AVENUE, NEW YORK NEW YORK          10017
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    (Address of principal executive offices)        (Zip Code)

    Registrant's telephone number, including area code   (212) 250-2500
                                                         --------------
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ITEM 5. OTHER EVENTS

       The purpose of this Current Report on Form 8-K is to file certain information to be incorporated into currently effective registration statements filed by the Registrant with the Securities and Exchange Commission under the Securities Act of 1933, as amended. Such information contained in the Registrant's Press Releases dated April 15 and April 16, 1996, is described below and is incorporated herein by reference. Also incorporated herein is certain additional financial information relating to an historical analysis of the Registrant's net income by Organizational Unit for the years ended December 31, 1992 through 1995, and quarterly data for 1992 through 1995 and the 1st quarter of 1996. See also page 11 of Registrant's press release dated April 16, 1996 for Organizational Unit definitions and assumptions.

1.  Review of certain financial information.

2. The unaudited consolidated financial position of Bankers Trust New York Corporation and its subsidiaries at March 31, 1996 and 1995 and the audited consolidated financial position of Bankers Trust New York Corporation and its subsidiaries at December 31, 1995, and its unaudited consolidated results of operations for the three-month periods ended March 31, 1996 and 1995 and December 31, 1995.

       In the opinion of the Registrant's management, all material adjustments necessary for a fair presentation of the Corporation's consolidated financial position at March 31, 1996 and 1995 and December 31, 1995, and its consolidated results of operations for the three-month periods ended March 31, 1996 and 1995 and December 31, 1995 have been made. All such adjustments were of a normal recurring nature. The results of operations for the three-month period ended March 31, 1996 is not necessarily indicative of the results of operations for the full year or any other interim period.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

   (c)  Exhibits

       99.1 Press Release dated April 15, 1996, announcing expected election of Frank N. Newman to the position of Chairman of the Board of Bankers Trust New York Corporation and Bankers Trust Company.

       99.2 Press Release of the Registrant dated April 16, 1996 disclosing 1st quarter financial results.

       99.3  Additional financial information.
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                                  SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                         BANKERS TRUST NEW YORK CORPORATION


                         By /s/ Gordon S. Calder, Jr.
                            -----------------------------------
                                Gordon S. Calder, Jr.
                                Assistant Secretary

Date: April 18, 1996
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                      BANKERS TRUST NEW YORK CORPORATION

                         FORM 8-K DATED APRIL 15, 1996

                               INDEX TO EXHIBITS


      EXHIBIT
      NUMBER            DESCRIPTION OF EXHIBIT


       99.1 Press Release dated April 15, 1996, announcing expected election of Frank N. Newman to the position of Chairman of the Board of Bankers Trust New York Corporation and Bankers Trust Company.

       99.2 Press Release of the Registrant dated April 16, 1996 disclosing 1st quarter financial results.

       99.3      Additional financial information.